Exhibit 99.2
Unaudited Pro Forma Financial Information

comScore, Inc. (“comScore”) and Rentrak Incorporated (“Rentrak”) have agreed to combine their businesses under the terms of a merger agreement between the companies that is described in the joint proxy statement/prospectus, statement dated December 23, 2015 (file no. 333-207714). Under the terms of the merger agreement, Rum Acquisition Corporation will merge with and into Rentrak, and Rentrak will become a wholly owned subsidiary of comScore. Upon completion of the merger, each share of Rentrak common stock outstanding immediately prior to the effective time of the merger will be canceled and extinguished and automatically converted into the right to receive 1.1500 shares of comScore common stock, and the cash payable in lieu of any fractional shares. Upon completion of the merger, unless prohibited by local law, comScore also will assume outstanding options to purchase Rentrak common stock, Rentrak restricted stock units and Rentrak performance stock units. As a result of the transactions contemplated by the merger agreement, former holders of Rentrak common stock will own shares of comScore common stock. comScore stockholders will continue to own their existing shares of comScore common stock after the merger.

comScore and Rentrak have different fiscal year end dates. However, because the difference between comScore’s and Rentrak’s fiscal year end dates is less than 93 days, Rentrak’s results for the year ended March 31, 2015 have been used to prepare the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014, as permitted under Rule 11-02 of Regulation S-X. As a result, Rentrak’s results of operations for the three months ended March 31, 2014 are included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and Rentrak’s results of operations for the three months ended March 31, 2015 are included in the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2015.

In connection with the plan to integrate the operations of comScore and Rentrak, comScore anticipates that non-recurring charges, such as costs associated with systems implementation, relocation expenses, severance, compensation charges under change of control agreements with certain employees and other costs related to exit or disposal activities, will be incurred. comScore is not able to determine the timing, nature and amount of these charges at this time. However, these charges could affect the combined results of operations of comScore and Rentrak, as well as those of the combined company following the merger, in the period in which they are recorded. The unaudited pro forma condensed combined financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are non-recurring in nature and not factually supportable at the time that the unaudited pro forma condensed combined financial statements were prepared.

The unaudited pro forma information presented below has been prepared in accordance with the rules and regulations of the U.S. Securities and Exchange Commission. The unaudited pro forma condensed combined financial statements have been presented for informational purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the merger been completed as of the dates indicated. Since the unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates, the final amounts recorded at the date of the merger may differ materially from the information presented. These estimates are subject to change pending further review of the assets acquired and liabilities assumed. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

The unaudited pro forma condensed combined financial statements should be read in conjunction with(i) the accompanying notes to the unaudited pro forma condensed combined financial statements; (ii) historical financial statements of comScore and the accompanying notes in comScore’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2015 and comScore’s Annual Report on Form 10-K for the year ended December 31, 2014; (iii) the historical financial statements of Rentrak and the accompanying notes in Rentrak’s Quarterly Report on Form 10-Q for the six months ended September 30, 2015, Rentrak’s Annual Report on Form 10-K for the year ended March 31, 2015, (iv) Incorporated by reference to the section titled “Unaudited Pro Forma Condensed Combined Consolidated Financial Statements” of the Registrant’s prospectus and joint proxy statement dated December 23, 2015 (file no. 333-207714).

The unaudited pro forma consolidated financial information of the Company for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015, giving effect to the Disposition, is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The unaudited pro forma consolidated financial information of the Company for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015, giving effect to both the Disposition and the pending acquisition of Rentrak Corporation by the Company to the section titled “Unaudited Pro Forma Condensed Combined Consolidated Financial Statements” of the Registrant’s prospectus and joint proxy statement dated December 23, 2015 (file no. 333-207714).

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET OF COMSCORE, INC. AND RENTRAK CORPORATION AS OF SEPTEMBER 30, 2015

	Historical comScore, Inc.	DAx - Pro forma Adjustments (1)		Pro Forma comScore, Inc.	Historical Rentrak Corporation	Merger Pro forma Adjustments (2)		Pro Forma Combined
	(in thousands)
Assets
Current assets:
Cash and cash equivalents	$141,829	$45,000	(1)	$186,829	$5,404	$—		$192,233
Marketable securities	—	—		—	72,462	—		72,462
Accounts receivable, net of allowance	77,830	(7,393)	(1)	70,437	21,674	—		92,111
Prepaid expenses and other current assets	23,001	—		23,001	2,764	—		25,765
Deferred tax assets	20,983	—		20,983	95	(291)	(2)	20,787
Total current assets	263,643	37,607		301,250	102,399	(291)		403,358
Property and equipment, net	45,482	—		45,482	29,651	(23,108)	(2)	52,025
Other non-current assets	952	—		952	4,346	—		5,298
Long-term deferred tax assets	12,678	862	(1)	13,540	—	(10,806)	(2)	2,734
Intangible assets, net	111,330	(3,695)	(1)	107,635	16,291	260,809	(2)	384,735
Goodwill	111,563	(2,130)	(1)	109,433	135,940	281,546	(2)	526,919
Total assets	$545,648	$32,644		$578,292	$288,627	$508,150		$1,375,069
Liabilities and Equity
Current liabilities:
Accounts payable	$6,597	$—		$6,597	$2,468	$—		$9,065
Accrued expenses	28,925	3,698	(1)	32,623	17,483	19,223	(2)	69,329
Deferred revenues	78,413	(9,755)	(1)	68,658	4,128	(728)	(2)	72,058
Deferred rent	1,378	—		1,378	325	—		1,703
Capital lease obligations	16,380	—		16,380	—	—		16,380
Total current liabilities	131,693	(6,057)		125,636	24,404	18,495		168,535
Deferred rent, long-term	9,041	—		9,041	2,212	—		11,253
Deferred revenue, long-term	516	—		516	—	—		516
Deferred tax liabilities, long-term	1,089	(1,046)	(1)	43	3,335	57,475	(2)	60,853
Capital lease obligations, long-term	14,673	—		14,673	—	—		14,673
Other long-term liabilities	977	—		977	563	—		1,540
Total liabilities	157,989	(7,103)		150,886	30,514	75,970		257,370
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—		—	—	—		—
Common stock	40	—		40	15	3	(2)	58
Additional paid-in-capital	610,599	—		610,599	288,210	409,724	(2)	1,308,533
Accumulated other comprehensive (loss) income	(10,075)	—		(10,075)	307	(307)	(2)	(10,075)
Accumulated (deficit) equity	(104,227)	39,747	(1)	(64,480)	(30,939)	22,760	(2)	(72,659)
Treasury stock, at cost	(108,678)	—		(108,678)	—	—		(108,678)
Total stockholders' equity attributable to comScore and Rentrak	387,659	39,747		427,406	257,593	432,180	(2)	1,117,179
Noncontrolling interest	—	—		—	520	—		520
Total stockholders' equity	387,659	39,747		427,406	258,113	432,180	(2)	1,117,699
Total liabilities and stockholders’ equity	$545,648	$32,644		$578,292	$288,627	$508,150		$1,375,069

(1) On January 21, 2016, the sale of the Business, as contemplated by the Agreement was completed (the “Disposition”). The column indicated as Net DAx Pro Forma Adjustments in the unaudited pro forma condensed combined balance sheet as of September 30, 2015 is presented as if the purchase agreement with Adobe had occurred on September 30, 2015. Refer Exhibit 99.1 for detail notes to the pro forma adjustments related to the Disposition.
(2) comScore, Inc. (“comScore”) and Rentrak Incorporated (“Rentrak”) have agreed to combine their businesses under the terms of a merger agreement between the companies that is described in the joint proxy statement/prospectus, statement dated December 23, 2015 (file no. 333-207714). The column indicated as Merger Pro Forma Adjustments in the unaudited pro forma condensed combined balance sheet as of September 30, 2015 is presented as if the merger had occurred on September 30, 2015. Refer to the section titled “Unaudited Pro Forma Condensed Combined Consolidated Financial Statements” of the Registrant’s prospectus and joint proxy statement dated December 23, 2015 (file no. 333-207714) for detail of the pro forma adjustments made related to the merger agreement between comScore and Rentrak.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
OF COMSCORE, INC. AND RENTRAK CORPORATION
FOR THE YEAR ENDED DECEMBER 31, 2014

	Historical comScore Inc.	Net DAx Pro Forma Adjustments (1)		Pro Forma comScore, Inc.	Rentrak Corporation Pro Forma	Merger Pro Forma Adjustments (2)		Pro Forma Combined
	(in thousands, except share amounts)
Revenues	$329,151	$(2,679)	(1)	$326,472	$96,017	$—		$422,489
Cost of revenues (excludes amortization of intangible assets resulting from acquisitions shown below)	97,467	4,192	(1)	101,659	32,491	(3,746)	(2)	130,404
Selling, general and administrative	166,448	—		166,448	57,031	2,664	(2)	226,143
Research and development	60,364	(4,192)	(1)	56,172	12,398	—		68,570
Amortization of intangible assets	7,230	(2,678)	(1)	4,552	1,074	31,809	(2)	37,435
Impairment of intangible assets	9,722	—		9,722	—	—		9,722
Settlement of litigation, net	2,700	—		2,700	—	—		2,700
Total expenses from operations	343,931	(2,678)	(1)	341,253	102,994	30,727		474,974

Loss from continuing operations (*)	(14,780)	(1)	(1)	(14,781)	(6,977)	(30,727)		(52,485)
Other income, net	—	—		—	103	—		103
Interest and other expense, net	(1,247)	—		(1,247)	—	—		(1,247)
Gain from foreign currency	809	—		809	—	—		809
Loss before income tax benefit	(15,218)	(1)		(15,219)	(6,874)	(30,727)		(52,820)
Income tax benefit	5,315	—	(1)	5,315	(580)	12,291	(2)	17,026

Net loss from continuing operations	$(9,903)	$(1)		$(9,904)	$(7,454)	$(18,436)		$(35,794)
Net loss attributable to non-controlling interest	—	—		—	(198)	—		(198)
Net (loss) income from continuing operations attributable to comScore and Rentrak common stockholders	$(9,903)	$(1)		$(9,904)	$(7,256)	$(18,436)		$(35,596)
Net loss from continuing operations attributable to common stockholders per common share:
Basic	$(0.29)			$(0.29)	$(0.57)			$(0.74)
Diluted	$(0.29)			$(0.29)	$(0.57)			$(0.74)
Weighted-average number of shares used in per share calculation - common stock
Basic	33,689,660			33,689,660	12,753,693	1,913,054	(2)	48,356,407
Diluted	33,689,660			33,689,660	12,753,693	1,913,054	(2)	48,356,407
(*) Per Article 11 of Regulation S-X, results from discontinued operations are not presented in these pro forma statements. Rentrak recognized $1,541 of income from discontinued operations, net of tax during the year ended, December 31, 2014. This amount is not shown in the Rentrak historical information presented above.
(1) On January 21, 2016, the sale of the Business, as contemplated by the Agreement was completed (the “Disposition”). The column indicated as Net DAx Pro Forma Adjustments in the unaudited pro forma condensed combined statements of operations for the year ending December 31, 2014 is presented as if the purchase agreement with Adobe had occurred on January 1, 2014. Refer Exhibit 99.1 attached herein for detail notes to the pro forma adjustments related to the Disposition.

(2) comScore, Inc. (“comScore”) and Rentrak Incorporated (“Rentrak”) have agreed to combine their businesses under the terms of a merger agreement between the companies that is described in the joint proxy statement/prospectus, statement dated December 23, 2015 (file no. 333-207714). The column indicated as Merger Pro Forma Adjustments in the unaudited pro forma condensed combined statements of operations for the year ending December 31, 2014 is presented as if the merger with Rentrak had occurred on January 1, 2014. Refer to the section titled “Unaudited Pro Forma Condensed Combined Consolidated Financial Statements” of the Registrant’s prospectus and joint proxy statement dated December 23, 2015 (file no. 333-207714) for detail of the pro forma adjustments made related to the merger agreement between comScore and Rentrak.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS OF
COMSCORE, INC. AND RENTRAK CORPORATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

	Historical comScore, Inc.	Net DAx Pro Forma Adjustments (1)		Pro Forma comScore, Inc.	Rentrak Corporation Pro Forma	Merger Pro Forma Adjustments (2)		Pro Forma Combined
	(in thousands, except share amounts)
Revenues	$271,148	$(6,866)	(1)	$264,282	$88,794	$—		$353,076
Cost of revenues (excludes amortization of intangible assets resulting from acquisitions shown below)	84,259	2,233	(1)	86,492	30,593	(3,663)	(2)	113,422
Selling, general and administrative	132,417	—		132,417	43,092	(3,222)	(2)	172,287
Research and development	49,937	(2,233)	(1)	47,704	12,270	—		59,974
Amortization of intangible assets	9,904	(1,658)	(1)	8,246	1,105	23,701	(2)	33,052
Impairment of intangible assets	5,226	—		5,226	—	—		5,226
Settlement of litigation, net	(830)	—		(830)	—	—		(830)
Total expenses from operations	280,913	(1,658)		279,255	87,060	16,816		383,131

(Loss) income from continuing operations (*)	(9,765)	(5,208)		(14,973)	1,734	(16,816)		(30,055)
Other income, net	—	—		—	517	—		517
Interest and other expense, net	(1,181)	—		(1,181)	—	—		(1,181)
Loss from foreign currency	(529)	—		(529)	—	—		(529)
(Loss) income before income tax benefit	(11,475)	(5,208)		(16,683)	2,251	(16,816)		(31,248)
Income tax benefit (provision)	324	—	(1)	324	(122)	6,726	(2)	6,928

Net (loss) income from continuing operations	$(11,151)	$(5,208)		$(16,359)	$2,129	$(10,090)		$(24,320)
Net loss attributable to non-controlling interest	—	—		—	(219)	—		(219)
Net (loss) income from continuing operations attributable to comScore and Rentrak common stockholders	$(11,151)	$(5,208)		$(16,359)	$2,348	$(10,090)		$(24,101)
Net loss from continuing operations attributable to common stockholders per common share:
Basic	$(0.30)			$(0.44)	$0.15			$(0.44)
Diluted	$(0.30)			$(0.44)	$0.14			$(0.44)
Weighted-average number of shares used in per share calculation - common stock
Basic	37,586,329			37,586,329	15,446,881	2,317,032	(2)	55,350,242
Diluted	37,586,329			37,586,329	16,348,852	1,415,061	(2)	55,350,242
(*) Per Article 11 of Regulation S-X, results from discontinued operations are not presented in these pro forma statements. Rentrak recognized $2,164 of income from discontinued operations, net of tax during the nine months ended, September 30, 2015. This amount is not shown in the Rentrak historical information presented above.

(1) On January 21, 2016, the sale of the Business, as contemplated by the Agreement was completed (the “Disposition”). The column indicated as DAx Pro Forma Adjustments in the unaudited pro forma condensed combined statements of operations for the nine months ending September 30, 2015 is presented as if the purchase agreement with Adobe had occurred on January 1, 2014. Refer Exhibit 99.1 attached herein for detail notes to the pro forma adjustments related to the Disposition.
(2) comScore, Inc. (“comScore”) and Rentrak Incorporated (“Rentrak”) have agreed to combine their businesses under the terms of a merger agreement between the companies that is described in the joint proxy statement/prospectus, statement dated December 23, 2015 (file no. 333-207714). The column indicated as Merger Pro Forma Adjustments in the unaudited pro forma condensed combined statements of operations for the nine months ending September 30, 2015 is presented as if the merger with Rentrak had occurred on January 1, 2014. Refer to the section titled “Unaudited Pro Forma Condensed Combined Consolidated Financial Statements” of the Registrant’s prospectus and joint proxy statement dated December 23, 2015 (file no. 333-207714) for detail of the pro forma adjustments made related to the merger agreement between comScore and Rentrak.